UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2013

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the Note Offering (as defined below), Coinstar, Inc. is furnishing certain disclosure relating to its business, some of which is separately being provided hereby to investors. Such provided disclosure is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

On March 4, 2013, Coinstar, Inc. issued a press release relating to its intent to raise capital through a Rule 144A and Regulation S private offering under the Securities Act of 1933, as amended, of $300 million in aggregate principal amount of senior unsecured notes due 2019 (the “Note Offering”).

The text of the press release, which is attached hereto as Exhibit 99.2, is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Disclosure

99.2	Press Release, dated March 4, 2013.

Safe Harbor for Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “will,” “expect,” “intend,” “anticipate” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this release include statements regarding the Note Offering and Coinstar’s business, including its future results and performance. Forward-looking statements are not guarantees of future actions, results, performance or events, which may vary materially from those expressed or implied in such statements. Differences may result from actions taken by Coinstar or its management, as well as from risks and uncertainties beyond Coinstar’s control. Such risks and uncertainties include, but are not limited to, changes in the financial and consumer markets, changes in Coinstar’s strategic and financial objectives, and the ability to attract new retailers and customers, penetrate new markets and distribution channels (including through its new ventures) and react to changing consumer demands. The foregoing list of risks and uncertainties is illustrative but by no means exhaustive. For more information on factors that may affect Coinstar, please review “Risk Factors” and other disclosures described in Coinstar’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as other public filings with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar’s expectations as of the date of this release. Coinstar undertakes no obligation to update the information provided herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: March 4, 2013	By:	/s/ Donald R. Rench
Donald R. Rench Chief Legal Officer, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Investor Disclosure

99.2	Press Release, dated March 4, 2013.